UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2014

INGEN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

(951) 688-7840

(Registrant's telephone number, including area code)

Georgia	000-28704	84-1122431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

3410 La Sierra Ave., Suite F 507 Riverside, CA 92503

(Address of principal executive offices) (Zip Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01   Entry into a Material Definitive Agreement

On January 21, 2015 the company entered into a legal retainer agreement with the Securities Compliance Group LTD authorizing their legal representation to successfully provide corporate legal services to petition the SEC in relation to the final requirements of removing the Global Lock/Chill imposed upon the Client’s securities by the Depository Trust Company. The Company has previously fully complied with the DTC as in reference to the 8K filing on October 22, 2014. Refer to Exhibit 10.1

According to the Board of Director meeting on March 19th, 2015, the Board unanimously agreed to revise any/all Director Agreements for David S Hanson, Gary B Tilden, Richard G Campbell and Donn W Miller. The Directors Agreements were revised to insure accuracy and updated to comply with corporate objectives. Refer to Exhibit 10.2

According to the Board of Director meeting on March 19th, 2015, the Board unanimously agreed to offer revised Employment Agreements for David S Hanson, CEO and Gary B Tilden, COO. The Employment Agreements were revised to insure accuracy and updated to correspond with the current business operations. Refer to Exhibit 10.3

5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Board Meeting on March 19, 2015 of Ingen Technologies, Inc., a Georgia corporation, held on March 19, 2015, the majority of stockholders re-elected Directors David Hanson, Gary Tilden, Richard Campbell and Donn Miller. Further, the Board appointed David Hanson as the CEO and Gary Tilden as the COO.

5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

According to the Board of Director meeting on February 20th, 2015, the Board unanimously agreed to do the following:

1. Facilitate a name change of the existing corporation.

2. Amending our Certificate of Incorporation ("Certificate of Incorporation") to effect a reverse stock split of our currently issued and outstanding shares of each class of Capital Stock, mainly our Common Stock Series by a ratio of twenty five hundred for-one (2500:1), or as soon as it is approved by FINRA without reducing the number of our authorized shares of capital stock (the "Reverse Stock Split"). Refer to Exhibit 10.9

8.01   Other Events

According to the Board of Director meeting on January 15, 2015 the Company has agreed to retire certain debt(s) owed to Gary Tilden, the Chairman and COO of the company. Ending November 30, 2014 the company owed an aggregate amount of salary to Mr. Tilden in the principal amount of $348,000, plus unpaid expenses of $18,130. This unpaid salary and expenses has accrued at an interest rate of 6%, with an outstanding interest of $21,652 for salary and another $1,269 for expenses. Further, in accordance to Mr. Tilden’s Employment Agreement, the Company owes him an additional $50,000 each in Preferred Series-A Stock for the past two years for a total of $100,000. The company has agreed to convert the Salary and Expenses to an 6% convertible note in total value of $389,051 with 40% discount to the average of the three lowest trades in the previous 10 days to conversion.. Further, the company has agreed to convert the $100,000 to Shares. The Articles of Incorporation state that the Preferred Series-A shares can be converted to Common Shares at a rate of 1 Preferred Share for 10 Common Shares. There will be two issuances for a total of $100,000 whereas; the company has agreed to issue 500,000,000 common shares, in lieu of Preferred Shares at a price of $.0001 for $50,000, and 50,000,000 Preferred Series-A Shares at a price of $.001 for $50,000. Refer to Exhibit 10.4

2

According to the Board of Director meeting on January 15, 2015 the Company has agreed to retire certain debt(s) owed to David Hanson, the CEO of the company. Ending November 30, 2014 the company owed an aggregate amount of salary to Mr. Hanson in the principal amount of $130,500, plus unpaid expenses of $7,695. This unpaid salary and expenses has accrued at an interest rate of 6%, with an outstanding interest of $2,772 for salary and another $192 for expenses. Further, in accordance to Mr. Hanson’s Employment Agreement, the Company owes him an additional $62,500 in Preferred Series-A Stock during the past year. The company has agreed to convert the Salary and Expenses to a 6% convertible note in total value of $141,159 with 40% discount to the average of the three lowest trades in the previous 10 days to conversion. Further, the company has agreed to convert the $62,500 to Shares. The Articles of Incorporation state that the Preferred Series-A shares can be converted to Common Shares at a rate of 1 Preferred Share for 10 Common Shares. There will be two issuances for a total of $62,500 whereas; the company has agreed to issue 500,000,000 common shares at a price of $.0001 for $50,000, and 12,500,000 Preferred Series-A Shares at a price of $.001 for $12,500. Refer to Exhibit 10.5

According to the Board of Director meeting on January 15, 2015 the Company has agreed to retire certain debt(s) owed to Richard Campbell, the Director of the company. Ending November 30, 2014 the company owed an aggregate amount of Expenses to Mr. Campbell in the principal amount of $43,759, inclusive of $4,500 in expenses and $39,259 owed for Engineering Services under RC Product Development and Engineering of Which Richard Campbell is President. This unpaid expense has not accrued interest. Further, in accordance to Mr. Campbell’s Director Agreement, the Company owes him an additional 500,000 each in Preferred Series-A Stock for the past two years for a total of 1,000,000 shares. The company has agreed to convert the Salary and Expenses to an 6% convertible note in total value of $43,759 with 40% discount to the average of the three lowest trades in the previous 10 days to conversion. Further, the company has agreed to issue 1,000,000 Preferred Series-A Shares. The Articles of Incorporation state that the Preferred Series-A shares can be converted to Common Shares at a rate of 1 Preferred Share for 10 Common Shares. Refer to Exhibit 10.6

According to the Board of Director meeting on January 15, 2015 the Company has agreed to retire certain debt(s) owed to Donn Miller, the Director of the company. Ending November 30, 2014 the company owed an aggregate amount of Expenses to Mr. Miller in the principal amount of $4,500. This unpaid expense has not accrued interest. Further, in accordance to Mr. Miller’s Director Agreement, the Company owes him an additional 500,000 each in Preferred Series-A Stock for the past year for a total of 1,000,000 shares. The company has agreed to convert the Expenses to an 6% convertible note in total value of $4,500 with 40% discount to the average of the three lowest trades in the previous 10 days to conversion. Further, the company has agreed to issue 1,000,000 Preferred Series-A Shares. The Articles of Incorporation state that the Preferred Series-A shares can be converted to Common Shares at a rate of 1 Preferred Share for 10 Common Shares. Refer to Exhibit 10.7

According to the Board of Director meeting on January 15, 2015 the Company has agreed to retire certain debt(s) owed to Scott Sand, a beneficial note holder of the company. Mr. Sand loaned cash to the company between April of 2012 and November 30, 2014. Ending November 30, 2014 the company owed a total principal amount of $148,235. This principal amount accrued interest at a rate of 6% for a total amount of $48,733. The Board of Directors have agreed to convert a total amount of $196,968 to a 6% convertible note with discount features of 40% of the average lowest three trades in the previous 20 days to conversion. The maturity date of this note is January 15, 2016. Refer to Exhibit 10.8

3

According to the Board of Director meeting on March 19, 2015 the Company has agreed to renew the Employment Agreement with Scott Sand. Mr. Sand had an Employment Agreement dated February 4, 2014 whereas SAND will receive an annual salary of $100,000 in the form of a convertible note with conversion features of 50% discount and 12% interest. Ending February 3, 2015 the company owed a total principal amount of $100,000 to Mr. Sand under the terms of his Employment Agreement. This principal amount accrued interest at a rate of 12% for a total amount of $12,000. The Board of Directors have agreed to convert a total amount of $112,000 to an 6% convertible note with discount features of 40% of the average lowest three trades in the previous 20 days to conversion. The maturity date of this note is March 20, 2016. Refer to Exhibit 10.8

According to the Board of Director meeting on January 15, 2015 the Company agreed to cancel certain Preferred Series-A Stock owned by Scott Sand, a Beneficial Owner, in the aggregate amount of 62,294,293 shares. Specifically, as reference to the attached copy; certificate(s) no. 24 in the amount of 246,667 shares issued on May 16, 2008, certificate(s) no. 28 in the amount of 1,047,626 issued on November 3, 2008, certificate(s) no. 41 in the amount of 50,000,000 issued on January 21, 2009, and certificate no. 58 in the amount of 11,000,000 issued on June 23, 2009, The Board of Directors authorized a resolution stating that the shares would be canceled and replaced with a Convertible Note. According to the Articles of Incorporation, the Preferred Series-A shares have a conversion feature of 10 common shares for each Preferred Series-A share. The company has agreed to convert these shares at an equivalent amount of 622,942,930 common shares at a common share price of $.005, which is equivalent to $3,114,714.65. The interest rate on this note will be 6%, and the conversion feature will be 40% discount to the average of the three lowest trade in the previous 10 days to conversion. This note will have a maturity date of January 15, 2016. Refer to Exhibit 10.8

9.01   Financial Statements and Exhibits

INDEX TO EXHIBIT

EXHIBIT NO.	DESCRIPTION
10.1	Legal Retainer Agreement with Securities Compliance Group LTD dated 1/21/2015
10.2	Board Resolution regarding approval of Director(s) Contracts dated 3/19/2015
10.3	Board Resolution regarding approval of Officer(s) Employment Contracts dated 3/19/2015
10.4	Board Resolution regarding debt conversions and share issuances for Gary Tilden, COO dated 1/15/2015
10.5	Board Resolution regarding debt conversions and share issuances for David Hanson, CEO dated 1/15/2015
10.6	Board Resolution regarding debt conversions and share issuances for Richard Campbell, Director dated 1/15/2015
10.7	Board Resolution regarding debt conversions and share issuances for Donn Miller, Director dated 1/15/2015
10.8	Board Resolution regarding debt conversions Scott Sand, Former CEO dated 1/15/2015
10.9	Board Resolution regarding a Corporate Name Change and Reverse Split dated 2/20/2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

March 27, 2015	Ingen Technologies, Inc.

	By:	/s/ Gary Tilden
Gary Tilden Chairman and COO

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